UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 09, 2022

NetApp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27130	77-0307520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Olsen Drive
San Jose, California		95128
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 822-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of NetApp, Inc. (the "Company") held on September 9, 2022 (the "Annual Meeting"), the stockholders of the Company elected the following individuals to serve as members of the board of directors of the Company (the "Board") for the ensuing year or until their respective successors are duly elected and qualified. No members of the Board had continuing terms without election. Abstentions do not impact the outcome of the vote for director elections.

Nominee	Votes For	Votes Against	Abstentions	Broker Nonvotes*
T. Michael Nevens	166,464,970	12,917,115	105,351	19,554,726
Deepak Ahuja	178,672,858	708,798	105,780	19,554,726
Gerald Held	175,058,504	4,321,606	107,326	19,554,726
Kathryn M. Hill	173,753,986	5,578,570	154,880	19,554,726
Deborah L. Kerr	178,642,371	739,554	105,511	19,554,726
George Kurian	178,065,873	1,326,303	95,260	19,554,726
Carrie Palin	179,058,117	325,618	103,701	19,554,726
Scott F. Schenkel	178,353,790	1,027,197	106,449	19,554,726
George T. Shaheen	165,219,808	14,155,604	112,024	19,554,726

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an advisory vote on Named Executive Officer compensation.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
169,499,335	9,885,130	102,971	19,554,726

The proposal was approved.

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 28, 2023.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
186,052,296	12,935,839	54,027	0

The proposal was approved.

3.	Stockholder proposal requesting the Board to consider a special shareholder meeting improvement.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
79,585,070	99,587,676	314,690	19,554,726

The proposal was not approved.

*	Broker nonvotes do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETAPP, INC. (Registrant)

Date:	September 14, 2022	By:	/s/ Elizabeth O'Callahan
Elizabeth O'Callahan Executive Vice President, Chief Legal Officer and Secretary